Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Announces Normal Course Issuer Bid for Common Shares

Vancouver, BC, May 21, 2021 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) (TSX: VFF) today announced that the Toronto Stock Exchange (“TSX”) has accepted a notice filed by the Company of its intention to make a normal course issuer bid (“NCIB”).

The NCIB notice provides that Village Farms may, during the 12-month period commencing May 26, 2021 and terminating May 25, 2022, purchase up to 4,062,309 of its common shares (the “Common Shares”), representing approximately 5% of the Company’s issued and outstanding Common Shares, by way of a NCIB over the facilities of the TSX, The NASDAQ Stock Market and/or through alternative trading systems in Canada and the United States.

Village Farms believes that, from time to time, the market price of its Common Shares may not fully reflect the underlying value of its business and its future business prospects. As a result, Village Farms believes that the purchase of its outstanding Common Shares may represent an appropriate and desirable use of its available funds.

“The implementation of this NCIB does not in any way reflect a change in Village Farms’ growth plans or opportunities but simply provides the Company with a potentially attractive opportunity to prudently deploy some of our available capital,” said Michael DeGiglio, CEO, Village Farms.

As of the close of business on May 13, 2021, Village Farms had 81,246,191 outstanding Common Shares. Based on the average daily trading volume of 932,973 Common Shares during the six months ended April 30, 2021 (calculated in accordance with the rules of the TSX), daily purchases will be limited to 233,243 Common Shares, other than block purchase exceptions.

Decisions regarding the timing of future purchases of Common Shares will be based on market conditions, price of the Common shares and other factors. Village Farms may elect to suspend or discontinue its NCIB at any time. Common Shares purchased under the NCIB will be cancelled. Village Farms has not purchased any of its Common Shares during the last twelve months.

Repurchases will be subject to compliance with applicable United States federal securities laws, including Rule 10b-18 under the United States Securities Exchange Act of 1934, as amended, as well as applicable Canadian securities laws.

Exhibit 99.1

From time to time, when the Company does not possess material non-public information about itself or its securities, it may enter into automatic repurchase plans with its broker to allow for the repurchase of common shares, subject to certain trading parameters, at times when it ordinarily would not be active in the market due to its own internal trading blackout periods, insider trading rules or otherwise. Any such plans entered into with a broker will be adopted in accordance with applicable Canadian and U.S. securities laws, including the requirements of Rule 10b5-1 under the U.S. Securities Exchange Act of 1934, as amended. Outside of these periods, common shares may be repurchased in accordance with management’s discretion, subject to applicable law.

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America. The Company leverages decades of experience in large-scale, low-cost intensive agriculture as a vertically integrated produce supplier to pursue high-value, high-growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and select markets internationally.

The Company's wholly owned Canadian subsidiary, British-Columbia-based Pure Sunfarms is currently one of the single largest cannabis operations in the world, one of the lowest-cost greenhouse producers and one of the best-selling brands in Canada.

In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products targeting major retailers and consumer packaged goods companies. Village Farms has one of the largest greenhouse operations in the country and is strategically positioned to utilize its agricultural experience and Pure Sunfarms' operational and product expertise, to pursue potential high-THC cannabis opportunities when legally permitted to do so.

Internationally, Village Farms evaluates and targets select, nascent, legal cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investment in Australia-based Altum International.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This press release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans

Exhibit 99.1

and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of Pure Sunfarms and our start-up operations of growing hemp in the United States; the legal status of Pure Sunfarms' cannabis business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of Pure Sunfarms to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., Pure Sunfarms' ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian act respecting cannabis to amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for Pure Sunfarms; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, that may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and

Exhibit 99.1

developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain

Investor Relations

(416) 519-4196

lawrence.chamberlain@loderockadvisors.com

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